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                                                             Exhibit 99.906 Cert

                            SECTION 906 CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of General Securities, Incorporated, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of General Securities, Incorporated for the period ended November 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of General Securities, Incorporated.

/s/ Craig H. Robinson                           /s/ Renee A. Rasmusson
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Craig H. Robinson                               Renee A. Rasmusson
President, General Securities,                  Treasurer, General Securities,
Incorporated                                    Incorporated